UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Information Required in Proxy Statement

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

HESS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS IS THE WHITE VOTING INSTRUCTION FORM FOR SAVINGS PLAN PARTICIPANTS AND ONLY APPLIES TO SAVINGS PLAN ACCOUNT SHARES. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 5 P.M Eastern Time, May 14, 2013. VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/HESS Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5 P.M. Eastern Time, May 14, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OR VOTE BY TELEPHONE 1-800-218-2910 Use any touch-tone telephone to transmit your voting instructions up until 5 P.M. Eastern Time, May 14, 2013. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Hess Corporation, First Coast Results, Inc., Independent Tabulator, P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE 2013 PROXY STATEMENT AND THE 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP://WWW.VIEWOURMATERIAL.COM/HESS CONTROL NUMBER If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. HESS CORPORATION PROXY FOR SAVINGS PLAN ACCOUNT SHARES ONLY PROXY SOLICITED BY BOARD OF DIRECTORS W FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2013 H Soley with respect to shares issued to or held for the account of the undersigned under the Hess Corporation Employees’ Savings Plan and to which voting rights attach, the undersigned hereby appoints J.P. Morgan (trustee of the Savings Plan), proxies with power of I substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hess Corporation to be held at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010, on Thursday, May 16, 2013 at 9 A.M., local time, and all adjournments T or postponements thereof, as directed on the reverse side of this card, and in their discretion, upon any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof. E The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournment or postponements thereof. P Additional instructions for Savings Plan Participants: Participants and Beneficiaries who do not vote the stock in the Company R Stock Fund attributable to their accounts shall be deemed to have directed J.P. Morgan as Trustee to vote such Plan stock on each proposal in the same proportion as other participants in the Plan direct their Plan stock to be voted. O Please indicate on the reverse side of this card how your stock is to be voted. X If not otherwise specified, shares will be voted FOR all nominees in Proposal 1, FOR Proposals 2, 3 and 4 and will be voted Y AGAINST proposals 5, 6, 7 and 8 each as set forth on the reverse side of this card. Signature Date NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such. Continued and to be signed on the reverse side. Signature (Capacity)

HESS CORPORATION ANNUAL MEETING OF STOCKHOLDERS THIS PROXY AND THE INSTRUCTIONS HEREIN APPLY TO SAVINGS PLAN ACCOUNT SHARES ONLY. SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 5 P.M. EASTERN TIME, MAY 14, 2013, TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO 5 P.M. EASTERN TIME, MAY 14, 2013 WILL BE VOTED. If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. HESS CORPORATION PROXY SOLICITED BY HESS BOARD OF DIRECTORS The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of the following nominees as Directors for three-year terms expiring in 2016. (01) J. KRENICKI (02) K. MEYERS (03) F.G. REYNOLDS (04) W.G. SCHRADER (05) M. WILLIAMS To withhold your vote for any individual nominee(s), mark “For All Except” box and write the number(s) of the nominees(s) on the line below. WHITEPROXY FOR AGAINST ABSTAIN 2. Ratification of the selection of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 2013. 3. Advisory approval of the compensation of our named executive officers. 4. Approval of an amendment to the restated certificate of incorporation and by-laws to declassify the Board. The Board of Directors recommends a vote AGAINST Proposals 5, 6, 7 and 8. 5. Stockholder proposal recommending that the Board of Directors adopt a policy that requires an independent chairman. 6. Stockholder proposal recommending that the Board of Directors take action to implement a simple majority vote standard. 7. Stockholder proposal recommending that the company provide a report regarding political contributions. 8. Stockholder proposal submitted by Elliott Associates, L.P. and Elliott International, L.P. recommending that the company repeal any provision or amendment of the by-laws adopted without stockholder approval after February 2, 2011 and prior to the annual meeting. Receipt of Notice of the Annual Meeting and of the 2013 Proxy Statement is hereby acknowledged. Continued and to be signed on the reverse side. FOR AGAINST ABSTAIN

THIS IS THE WHITE VOTING INSTRUCTION FORM FOR SAVINGS PLAN PARTICIPANTS AND ONLY APPLIES TO SAVINGS PLAN ACCOUNT SHARES. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 5 P.M Eastern Time, May 14, 2013. VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/HESS Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5 P.M. Eastern Time, May 14, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OR VOTE BY TELEPHONE 1-800-218-2910 Use any touch-tone telephone to transmit your voting instructions up until 5 P.M. Eastern Time, May 14, 2013. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Hess Corporation, First Coast Results, Inc., Independent Tabulator, P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE 2013 PROXY STATEMENT AND THE 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP://WWW.VIEWOURMATERIAL.COM/HESS If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. PROXY FOR SAVINGS PLAN ACCOUNT SHARES ONLY PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2013 Soley with respect to shares issued to or held for the account of the undersigned under the HOVENSA Employees’ Savings Plan and to which voting rights attach, the undersigned hereby appoints J.P. Morgan (trustee of the Savings Plan), proxies with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hess Corporation to be held at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010, on Thursday, May 16, 2013 at 9 A.M., local time, and all adjournments or postponements thereof, as directed on the reverse side of this card, and in their discretion, upon any other matters which may properly come before the Annual Meeting or any adjournment or postponements thereof. The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournment or postponements thereof. Additional instructions for Savings Plan Participants: Participants and Beneficiaries who do not vote the stock in the Company Stock Fund attributable to their accounts shall be deemed to have directed J.P. Morgan as Trustee to vote such Plan stock on each proposal in the same proportion as other participants in the Plan direct their Plan stock to be voted. Please indicate on the reverse side of this card how your stock is to be voted. If not otherwise specified, shares will be voted FOR all nominees in Proposal 1, FOR Proposals 2, 3 and 4 and will be voted AGAINST proposals 5, 6, 7 and 8 each as set forth on the reverse side of this card. WHITE PROXY Signature Signature (Capacity) Date NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by authorized officers, giving full title as such. If a partnership, please sign in partnership name by authorized person, giving full title as such. Continued and to be signed on the reverse side.